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                                                                   EXHIBIT 23(i)

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

      I hereby consent to my inclusion as a prospective director of UST Corp. in the Registration Statement on Form S-4 of UST Corp., including the Joint Proxy Statement - Prospectus constituting a part thereof, and any amendments thereto.


                                     /s/ Timothy J. Hansberry

                                     Timothy J. Hansberry